The Lincoln National Life Insurance Company
                     Lincoln Life Variable Annuity Account N

                               Lincoln ChoicePlus
                              Lincoln ChoicePlus II
                            Lincoln ChoicePlus Access
                          Lincoln ChoicePlus II Access
                            Lincoln ChoicePlus Bonus
                           Lincoln ChoicePlus II Bonus
                          Lincoln ChoicePlus II Advance

                        Supplement dated August 28, 2002
                       to the Prospectus dated May 1, 2002


     Please keep this Supplement with your current Lincoln ChoicePlus or Lincoln ChoicePlus II Prospectus and retain it for reference. The changes discussed in this Supplement update the section entitled "Death benefit."

     The Estate Enhancement Benefit Rider (EEB Rider) and the Accumulated Benefit Enhancement (ABESM) are now available for new contracts sold as Individual Retirement Annuities (IRAs and Roth IRAs), in accordance with the terms of the Prospectus.

     The IRS has issued new proposed regulations concerning required minimum distributions from IRAs. Under the proposed regulations, the presence of an enhanced death benefit may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications. Annuity contracts inside custodial or trusteed IRAs will also be subject to these regulations.